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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):              May 4, 2001


                               FACTUAL DATA CORP.
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             (Exact name of registrant as specified in its charter)


                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)


        0-24205                                        84-1449911
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(Commission File Number)                  (I.R.S. Employer Identification No.)



                              5200 Hahns Peak Drive
                            Loveland, Colorado 80538
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                    (Address of principal executive offices)



                                 (970) 663-5700
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On May 4, 2001, the registrant, Factual Data Corp., engaged Stifel, Nicolaus & Company, Incorporated, a prominent investment banking firm, to evaluate Factual Data and advise its Board of Directors as to various strategic options that may be available to maximize short-term and/or long-term shareholder value. Such options may include, but are not limited to, continuing its acquisition and consolidation plan, seeking out sources of additional equity financing, industry joint ventures, some form of privatization or other corporate combination.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FACTUAL DATA CORP.



Date:  May 10, 2001                   By: /s/ J.H. Donnan
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                                          J.H. Donnan, Chief Executive Officer







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